

CHC

Coffee Holding Company, Inc.

NASDAQ: JVA

Corporate Presentation

June 1st, 2016

Forward Looking Statements

This presentation contains certain forward-looking statements, including those relating to the Company's growth and business strategies; the Company's acquisitions, joint ventures and alliances; the Company's market; the Company's services; the Company's competition; market trends; projected sources and uses of funds from operations and other statements that are predictive in nature. Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise.

The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms.

These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Who We Are

- Coffee Holding Company, Inc. (JVA) is a premier wholesale coffee dealer and roaster with a strong 45+ year history
- We have 90+ specialty green coffee offerings and roast seven proprietary/licensed brands across the entire product and pricing spectrum
- Riding strong industry growth trends
- Highly scalable business model with limited capital requirements
- Runway for growth through market penetration overseas and new product offerings, including tea



We Address a Large & Growing Coffee Market

- Total coffee category is a $15B market[1]
- Global coffee consumption projected to increase ~25% over next six years[1]
- Coffee & Tea represent the 2nd largest non-alcoholic beverage category in food service[2]
- Growing Hispanic-American population bodes well for U.S. coffee consumption and our brands
  - Hispanic-Americans consume more coffee than any other ethnicity in the U.S.[3]



World Coffee Consumption[1]
In MM bags
(bag weighs ~132 lbs)
108
118
133
145
176
2000
2005
2010
2015E
2020E

[1]International Coffee Organization
[2]NPD Crest
[3]NCA National Coffee Drinking Trends 2013 Market Study

Market Transformation Underway

- Specialty coffee has become the fastest growing segment in the coffee industry
  - ~98% of our green coffee offering is specialty Arabica coffee
- Specialty green coffee does not trade on a cent to cent basis with the "C" contract (Arabica market). Rather, it trades at a substantially higher negotiated premium to the commodity market
- Emerging from a 2 year bear market in coffee



% of U.S. Adults Consuming Specialty Coffee Daily[1]
14%
24%
25%
31%
31%
34%
31%
2009
2010
2011
2012
2013
2014
2015

[1]Specialty Coffee Association of America

We Address This Market Opportunity Through Multiple Avenues

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Specialty Green Coffee | Private Label | Branded Coffee

- Sell unroasted green coffee beans to roasters and coffee shop operators of all sizes throughout North America and Asia-Pacific
- Specialty coffee is the fastest growing category in the coffee industry
- Over 90+ different high-end Arabica specialty coffee offerings
- Long-term supplier to Keurig/Green Mountain(~28 years)
- Shipments to any given customer range from one bag (132 lbs) to a full truckload (44,000 lbs)
- Direct producer relations
- Fair trade through
  - OPTCO - 14 direct origin relationships for FT/FTO
  - Café Feminino
- Farm ID program
  - Non-competition; we are not in your business channels

Our Green Coffee Customers



7% CAGR
150
465
1998
2014



We Address This Market Opportunity Through Multiple Avenues

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Specialty Green Coffee | **Private Label** | Branded Coffee

- Roast, blend and package coffee for ~35 different private labels that supermarket wholesalers and retailers sell as their own brand (non-coffee companies)
- Ideal for companies that want to sell their own coffee label without entering the coffee manufacturing business
- Coffees produced from high-quality coffee beans using a slow-roasting process that we've perfected over the course of our 45+ year history.
- Packaging capabilities include – cans, bricks, and instant coffees (all retail sizes)





We Address This Market Opportunity Through Multiple Avenues

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Specialty Green Coffee | Private Label | **Branded Coffee**

- Includes five proprietary brands and two exclusive license agreements
- Each brand targets a particular consumer in the coffee market; limited cannibalization

Proprietary brands


CAFE
SUPREMO

Fifth Avenue

Café
Caribe
Supreme Selection

VIAROMA
Espresso Roast Coffee
CAFFÈ ITALIANO

DON MANUEL

Licensed brands from Del Monte

- Exclusive right to use the S&W and Il Classico trademarks in the U.S. and other countries approved by Del Monte
- Original agreement signed in 2004; renewed 10-year agreement in 2014

Del Monte Quality

S&W PREMIUM


S&W
IL CLASSICO


Why We're Different

- We provide more than just green coffee beans to our wholesale customers – *We're a value-add supplier*
  - Provide guidance on coffee blending techniques and market identification to help grow their customer base
- Our Private Label coffee accommodates the customer, both operationally and financially
  - Can be sold in cans, brick packages, and instants in a variety of sizes and flavor profiles (national brand matches)
  - High-quality coffee equivalent to major national brands provided at a lower cost to grocers and retailers
- Prices and flavor profiles across the entire spectrum accommodate all forms of coffee consumers
  - Mainstream, Hispanic, Italiano Espresso, Specialty, Organics, etc.



Our Global Footprint

Diverse coffee sourcing across the globe insulates us from geopolitical risk in emerging markets, as well as volatile commodity prices


OPTCO Sales office
Vancouver, WA
Corporate HQ
Staten Island, NY
28,000 sf. Facility
Brecksville, Ohio
50,000 sf. Facility
La Junta, Colorado
JVA Manufacturing Facilities & Offices
Green Coffee Storage Facilities
Coffee Sources
Direct producer relations
Food Service Licensing (one open; four more expected)

JVA Annual Net Sales



Consistent growth in 10 of last 12 fiscal years

Significant commodity bubble; coffee prices more than doubled in 18 months. We've now returned to normalized levels.



$MM
$17.4
$20.2
$28.0
$41.5
$51.2
$57.4
$71.2
$74.5
$83.5
$146.8
$173.7
$134.0
$108.9
$118.2
$102.6
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
TTM Q1 2016

JVA Revenue per Employee



JVA Revenue per Employee Leads the Packaged Foods Industry[1]


$MM
$0.7
$0.9
$1.0
$1.1
$2.1
SunOpta
bringing well-being to life
B&G
LANDEC
SMUCKER'S
CHC

[1]SmarTrend via COMTEX, May 2015

JVA Annual Diluted EPS Excluding Losses and Gains from Hedging/Trading Activities



Core Business is Profitable



$0.27
$0.19
$0.72
$0.40
$0.68
$0.20
$0.66
$0.14
2009
2010
2011
2012
2013
2014
2015
Q1 2016

Five Key Avenues for Growth:

1 - Shifting Focus Back to Core Business

- Sharply reducing hedging and short-term trading of coffee futures to focus on core business operations
  - Expected to drive more consistent profitability
  - Gross margin expansion across all 3 key areas of business
- Win new customers through expanded sales & marketing
  - Rebranding individual green coffee SKU's to better market our differentiated products
- Organic growth through existing customer base
- Educate customer base on our diverse product offering and socially sustainable initiatives/value-add services



Source

Five Key Avenues for Growth:
2 - Expand Hispanic Customer Base

- Café Supremo and Café Caribe flavor profiles specifically target U.S.-based Hispanic demographic
- Hispanic-Americans consume more coffee than any other ethnicity in the U.S.[1]
- Hispanics made up more than half of total U.S. population growth from 2000-2010[2]
- Strong brand loyalty


CAFE
SUPREMO
Espresso
100% CAFE PURO


Café
Caribe
Supreme Selection
"OUR COFFEE"


U.S. Hispanic Population²
Up 125% 1990-2010
Up 73% 2010-2040E
22.4
35.3
50.5
59.7
73.0
87.6
1990
2000
2010
2020E
2030E
2040E

[1]NCA National Coffee Drinking Trends 2013 Ma... dy
[2]U.S. Census 2010

Five Key Avenues for Growth:
3 - TETON TEA

- Launched inaugural tea initiative May 2015
- First mover advantage – no other green coffee distributor also sells tea
- Significant runway for growth through existing wholesale customer base
  - Nearly all 300 of our green coffee customers also have tea offerings
  - We become a one-stop shop for all roasters and coffee shops
- 11 high-end specialty teas and 5 iced tea filter packs
  - Specialty teas offered in both loose and pyramid sachets
- Targeting 40% gross margins – more than 2x higher than coffee margins



Five Key Avenues for Growth:
4 - Expansion in China

- Limited competition in fast-growing Chinese coffee market
- **Chinese coffee consumption has grown ~13% per year from 1998-2012[1]**
  - Could reach 2.8 million bags by 2020 (nearly equivalent to consumption in U.K.)[1]
- Marketing of S&W brand gaining traction
  - **Began selling through one of the largest Chinese retail chains in 2014 (~200 locations)**
- Licensed our Don Manuel brand to DTS8 Coffee Co. in China in 2013
- Expansion into new retail outlets expected in second half of 2016


Chinese Coffee Consumption[1]
In 000 bags
(bag weighs ~132 lbs)
Up 100% 2010-2014
Up 60% 2016E-2020E
695
1,100
1,392
1,761
2,230
2,822
2010
2012
2014
2016E
2018E
2020E

[1]International Coffee Organization Estimates

Key Recent Developments

CHC

- Café Caribe to begin shipping to 413 Walmart stores this summer


Café
Caribe
Supreme Selection

- Awarded Smart N Final private label coffee business
  - Will begin shipping to 290 stores this summer
- Awarded coffee business Grocers Supply in Houston, TX
  - 1,100+ stores

Balance Sheet Supports Growth

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At April 30th, 2016:

- $3.2 million cash
- $9.0 million term loan and $3.0 million revolving line of credit
  - $0.8 million and $1.8 million outstanding, respectively
- $24.5 million book value *(total stockholders' equity minus goodwill & intangibles)*
  - Book value per share: $4.04
  - Recent share price: $3.70[1]

Select Balance Sheet Items (Unaudited)		
($ Millions)	Jan 31, 2016	April 30, 2016
Total cash	$5.9	$3.2
Receivables	11.3	11.3
Inventories	11.9	12.3
Goodwill & Intangibles	0.7	0.7
Total assets	35.4	31.9
Debt	4.1	2.7
Total liabilities	10.6	6.7
Total stockholders' equity	24.8	25.2

Fiscal year ends October 31. Preliminary figures as of 4/30/16.

[1] Share price as of April 30, 2016.
Preliminary figures as of 4/30/16.

Five Key Avenues for Growth:
5 - Acquisitions & Joint Ventures

We will continue to seek accretive opportunities that can be easily integrated onto our robust platform

2004
Acquired Premier Roasters and took over their 50,000 sq. ft. Colorado roasting facility



2006
Joint venture with Caruso's Coffee to form Generations Coffee Co. Now utilize their specialty roasting facility in Ohio

Caruso's COFFEE ROASTERS

2013
Licensed Don Manuel to DTS8 Coffee Co. for use in China; largest gourmet coffee roaster in Shanghai[1]

DTS8 Coffee Co. Ltd.

2016
?

Successful History of Integrating Accretive Acquisitions & Joint Ventures

2004
Took over Del Monte licenses as a result of Premier Roasters acquisition

Del Monte Quality

S&W PREMIUM



2010
Acquired Organic Products Trading Co. (OPTCO). Enhanced our vertical integration with direct coffee supplier relationships

Organic Products Trading Co.

2014
Renewed Del Monte License for another 10 years

Del Monte Quality

S&W PREMIUM



[1]Per DTS8 Coffee Co.

Key Takeaways

- Leading coffee dealer and roaster with 45+year reputation of consistent, high-quality offerings
- Unique market position with price points and flavor profiles across the entire coffee spectrum
- Unique vertical and horizontal business model
- Diverse portfolio of proprietary and licensed brands that target specific demographics
- Highly scalable business model with limited capital requirements
- Significant room for growth through new product offerings, geographic expansion, and increased organic penetration



Contact Us

CHC

Coffee Holding Company

3475 Victory Boulevard
Staten Island, NY 10314

Company Contact

Andrew Gordon
CEO & CFO
(718) 832-0800
info@coffeeholding.com

CHC

Appendix

Management Team

A family-owned and operated business for over 45 years

- **Andrew Gordon, President and CEO**
  - Employed by Coffee Holding for 32+ years
  - Successfully expanded Coffee Holding from a privately-held small family business into a publicly traded growth company
  - Has published dozens of reports on the coffee commodity industry
- **David Gordon, Executive Vice President – Operations**
  - Employed by Coffee Holding for over 34+ years
  - Original founding member of the Specialty Coffee Association of America
  - Oversees China operations
  - Key contact to Keurig/Green Mountain Coffee Roasters
  - Oversees manufacturing facilities
- **Karen Gordon, Director Specialty Green Coffee**
  - Employed by Coffee Holding for 26+ years
  - Oversees domestic specialty green coffee operations
  - Founder of Cup for Education
  - Founding member of the IWCA (International Women's Coffee Alliance)
  - Member of the editorial board for Roast Magazine
  - Former member of the board of directors for the Green Coffee Association



JVA Investment Highlights

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Blue Chip Customer Base Across Multiple Channels & Price Points

- JVA has developed entrenched partnerships with leading companies across the coffee value chain and through multiple channels
- JVA is uniquely positioned to offer products across the full spectrum of consumer tastes, preferences and price points

Significant Growth Opportunities

- In addition to the continued increase in coffee consumption around the world, JVA's range of product offerings and capabilities position it to take advantage of organic and strategic growth opportunities

Favorable Industry Focus

- JVA is well positioned to capture growth in the specialty coffee market, which represents the fastest growing segment in the industry

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Experienced & Proven Management Team

- JVA has been a family-operated business for three generations and is led by family members who have been with the Company for over 34 years

Diverse Product Offering

- JVA has developed a diverse portfolio of products with a wide array of flavors ranging from wholesale green coffee to private label and branded coffee

Deep Relationships with Quality Suppliers

- JVA's deep relationships with coffee dealers across the globe allow the company to source high quality beans from a wide variety of geographic locations